EXHIBIT 10.35

[SATMEX logo]

                                                             CONTRATO NUM. 159-I

CONTRATO DE PRESTACION DEL SERVICIO INTERNACIONAL DE CONDUCCION DE SENALES POR SATELITE A TRAVES DEL SISTEMA DE SATELITES MEXICANOS, QUE CELEBRAN POR UNA PARTE SATELITES MEXICANOS, S. A. DE C. V., A QUIEN EN LO SUCESIVO SE LE DENOMINARA "SATMEX", REPRESENTATADO EN ESTE ACTO POR EL ING. LAURO ANDRES GONZALEZ MORENO EN SU CARACTER DE DIRECTOR GENERAL, Y POR LA OTRA VITACOM CORPORATION, A QUIEN EN ADELANTE SE DENOMINARA "EL CLIENTE", REPRESENTADO POR EL SR. ROGER WILLIAM KENT, EN SU CARACTER DE DIRECTOR GENERAL, DE CONFORMIDAD CON LAS DECLARACIONES Y CLAUSULAS SIGUIENTES:

                                  DECLARACIONES

I.   "SATMEX" DECLARA:

I.1 Que es una Sociedad Anonima de Capital Variable debidamente constituida conforme a las leyes mexicanas.

I.2 Que de conformidad con lo dispuesto en la Ley Federal de Telecomunicaciones, y en el Reglamento de Comunicacion Via Satelite, se concesiono en favor de "SATMEX", la ocupacion de las posiciones orbitales geoestacionarias 109.2 [degrees], 113.0 [degrees] y 116.8 [degrees]
     longitud oesle para la explotacion exclusiva de las bandas de frecuencia "C" y "Ku" y los derechos de emision y recepcion de senales.

I.3 Que el Ing. Lauro Andres Gonzalez Moreno, en su caracter de Director General, cuenta con las facultades suficientes para suscribir el presente contrato.

I.4 Que reune las condiciones tecnicas y economicas para obligarse a la prestacion del servicio objeto del presente contracto.

I.5  Que su Registro Federal de Contribuyentes es: SME-970626 MK5.

I.6 Que para el ejercicio y el cumplimiento de los derechos y obligaciones a su cargo, mismas que se deriven de la celebracion del presente contrato, senala como su domicilio, el ubicado en Blv. M. Avila Camacho No. 40 piso 23, Colonia Lomas de Chapultepec, Codigo Postal 11000, Mexico, D.F.

II.  "EL CLIENTE" DECLARA:

II.1 Que es una Corporacion debidamente constituida bajo las leyes del Estado de California, de los Estados Unidos de America.

II.2 Que el Sr. Roger William Kent, en su caracter de director general cuenta con facultades suficientes para suscribir el presente contrato.

II.3 Que presenta copia certificada y simple de la documentacion senalada en las declaraciones que anteceden, con el objeto de que sean cotejadas por "SATMEX".

II.4 Que cualquier modificacion en su denominacion social y/o en el poder otorgado a su director general, lo comunicara oportunamente y por escrito a "SATMEX".

II.5 Que cumple con la legislacion aplicable en los paises comprendidos dentro de la cobertura de la region Continental del satelite Satmex 5 en que operara el servicio, y que ha obtenido de los entes regulatorios correspondientes la(s) autorizacion (es) necesaria(s), para instalar, operar o explotar la(s) estacion(es) terrena(s) transmisora(s) y/o receptora(s).

II.6 Que acepta las Condiciones Generales de Suministro del Servicio de Conduccion de Senales por Satelite a traves del Sistema de Satelites
     Mexicanos, emitidas por "SATMEX" (anexo I), asi como el Anexo Tecnico (anexo II), los cuales, debidamente firmados por las partes, corren agregados al presente contrato, para formar parte integrante del mismo.

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II.7 Que  conoce  el  marco  legal  establecido,   en  los  ambitos  nacional  e
     internacional, a que se encuentra sujeta la prestacion del servicio objeto del presente contrato y se compromete a utilizar el servicio que le preste "SATMEX" para cubrir sus necesidades de comunicacion, dentro de ese marco legal.

II.8 Que senala como su domicilio, para los efectos de este contrato, el ubicado en 1890 North Shoreline Blvd., Montain View, California 94043, Estados Unidos de Norteamerica.

Efectuadas las declaraciones que anteceden, las partes convienen en contratar y obligarse al tenor de las siguientes:

                                    CLAUSULAS

PRIMERA - "SATMEX" se obliga a proporcionar a "EL CLIENTE" el servicio de conduccion de senales por satelite a traves del Sistema de Satelites
     Mexicanos, de conformidad con los terminos, condiciones, modalidades tecnicas, legales y tarifarias contenidas en el presente contrato y en sus anexos.

     "EL CLIENTE" se obliga a tener un minimo de 36 MHz de capacidad contratada, la cual en ningun momento podra ser inferior.

     "EL CLIENTE" acepta que "SATMEX" unicamente proporcionara los servicios objeto del presente contrato en las regiones que tenga cobertura el satelite Satmex 5, y en los paises en los cuales "SATMEX" cuente con el(los) permiso(s), autorizacion(es) o concesion(es) correspondiente(s) para prestar servicios a traves del Sistema de Satelites mexicanos.

SEGUNDA. - "SATMEX" asignara a "EL CLIENTE", las frecuencias de acceso al satelite y sus parametros de operacion respectivos, con base en los calculos de enlace presentados por "EL CLIENTE" a "SATMEX" para cada portadora de transmision y/o recepcion en que accesaran las estaciones terrenas que conforman su red.

     "SATMEX" podra modificar las frecuencias asignadas a "EL CLIENTE", por causas justificadas o por movimientos de optimizacion del segmento especial en el satelite correspondiente, para lo cual oportunamente dara aviso por escrito de las modificaciones respectivas a "EL CLIENTE". "EL CLIENTE" se obliga a realizar los cambios de ubicacion dentro del plazo que-se acuerde conjuntamente y liberar las frecuencias anteriores.

     El satelite, banda, ancho de banda, region de cobertura, transpondecor, categoria del servicio, polarizacion, puntos de enlace, frecuencias del satelite, parametros de operacion, ubicacion de las estaciones terrenas, diametros de antena, se describen en el anexo tecnico y en cada uno los anexos de Capacidad Satelital Adicional.

TERCERA. - "EL CLIENTE" podra contratar capacidad adicional a la senalada en la clausula primera, previa suscripcion del anexo de Capacidad Satelital Adicional respectivo, en el cual se especificara la vigencia del mismo, asi como las caracteristicas tecnicas y tarifarias.

CUARTA. - "EL CLIENTE" se obliga a notificar a "SATMEX" por escrito, el (los) nombre(s), puesto(s), domicilio(s), telefono(s) y facsimile (fax) del (los) responsable(s) tecnico(s) que este(n) a cargo de la red satelital de su empresa, a mas tardar dentro de los cinco (5) primeros dias habiles posteriores a la firma del presente contracto, o cuando dichos responsables cambien.

QUINTA. - "SATMEX" entregara a "EL CLIENTE" por escrito a la firma del presente contrato o al momento que se suscriba el anexo respectivo de Capacidad Satelital Adicional, las frecuencias de acceso al satelite y sus parametros de operacion.

SEXTA. - "EL CLIENTE", accesara y ocupara el segmento especial contratado a "SATMEX", con estaciones terrenas de su propiedad o bien estaciones que formen parte de su red y sean propiedad de un tercero y se compromete a utilizarlo exclusivamente para establecer la red de telecomunicaciones descrita en el anexo tecnico y de Capacidad Satelital Adicional.


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SEPTIMA.  -  La(s)  estacion(es)  terrena(s)  a  traves  de  la(s)  cual(es)  se proporcione el servicio, debera(n) satisfacer las especificaciones y caracteristicas tecnicas establecidas por "SATMEX" para operar con el Sistema de Satelites Mexicanos, debiendo cumplir entre otros, con la recomendacion ITU-R S.580-5 y operar con sintetizadores de frecuencia agiles y de pasos fraccionarios. Lo anterior se describira en la memoria tecnica de la red que entregue "EL CLIENTE" a "SATMEX".

     En el caso de que la(s) estacion(es) terrena(s) este(n) ubicada(s) en territorio mexicano, debera(n) estar homologada(s) ante la Secretaria de Comunicaciones y Transportes y "EL CLIENTE" entregara a dicha dependencia la memoria tecnica de la red.

OCTAVA. - Para efectos de facturacion del servicio, esta iniciara a partir de la firma del presente contrato y del anexo de Capacidad Satelital Adicional, si "EL CLIENTE" con anterioridad ya habia realizado pruebas; en caso contrario inicara a los tres (3) dias siguientes en que se firme el presente contrato y el anexo respectivo de Capacidad Satelital Adicional. En cualquiera de los dos supuestos anteriores (SATMEX) facturara, aun cuando "EL CLIENTE" no contara con el equipo necesario para hacer uso del segmento especial.

NOVENA. - "SATMEX" remitira al domicilio declarado por "EL CLIENTE", la factura mensual del servicio contratado dentro de los primeros cinco (5) dias habiles de cada mes, la cual se emitira por mes adelantado. La factura sera calculada aplicando la tarifa correspondiente para el tipo de servicio contratado y descrito en el anexo tecnico y en cada uno de los anexos de Capacidad Satelital Adicional.

     En caso de que "EL  CLIENTE" no  recibiere  oportunamente  la factura en su domicilio, debera notificarlo al area de cobranzas de "SATMEX", para el efecto de obtener los datos suficientes que le permitan efectuar puntualmente su pago. Tal situacion no lo exime de su obligacion de pago.

DECIMA. - Si "EL CLIENTE" no estuviere de acuerdo con alguna factura emitida por
     "SATMEX", debera presentar su solicitud de aclaracion y/o ajuste por escrito a "SATMEX", exponiendo los motivos y fundamentos de su inconformidad, a mas tardar dentro de los cinco (5) dias habiles siguientes a la fecha de recepcion de la misma.

     "EL CLIENTE" se obliga a prestar toda la ayuda necesaria a "SATMEX" para que la factura correspondiente se corriji lo antes posible.

DECIMO PRIMERA. - "EL CLIENTE" se obliga a garantizar a "SATMEX" el cumplimiento del presente contrato y cada uno de los pagos descritos en los anexos de Capacidad Satelital Adicional y en el anexo tecnico por una cantidad equivalente a tres (3) veces el monto mensual establecido en cada anexo, mediante poliza de fianza, expedida por Institucion Mexicana debidamente autorizada para ello a favor de "SATMEX".

     "EL CLIENTE" queda obligado a entregar a "SATMEX" la garantia en cuestion, en un plazo que no exceda de cinco (5) dias habiles posteriores a la firma del presente contrato.

     La fianza debera contener, en su caso las siguientes disposiciones expresas por parte de la institucion que proporcione la garantia.

     - Que la fianza, se otorga en los terminos de este contrato.

     - Que en caso de que se modifique el anexo II o cualquiera de los anexos de Capacidad Satelital Adicional, "EL CLIENTE" debera hacer los ajustes necesarios en la garantia, dentro de los tres (3) dias habiles posteriores al que se haga la modificacion.

     - Que la fianza, estara vigente hasta el termino del presente contrato mas sesenta (60) dias.

     - Que se somete expresamente a la jurisdiccion y competencia de los Tribunales Federales de la Ciudad de Mexico, renunciando al fuero que pudiera corresponderle en razon de su domicilio presente, futuro o por cualquier otra causa.


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     - Que se somete  expresamente al procedimiento de ejecucion previsto en los articulos, 95bis y 118 de la Ley Federal de Instituciones de Fianzas.

DECIMO SEGUNDA. - "EL CLIENTE" se obliga a pagar a "SATMEX", por mensualidades adelantadas, por el servicio objeto del presente contrato, la tarita especificada en el anexo tecnico y en cada uno de los anexos de Capacidad Satelital Adicional.

     "EL CLIENTE" se compromete a realizar los pagos oportunamente, a mas tardar el dia quince (15) de cada mes. Si "EL CLIENTE" deja de cubrir una 91) mensualidad, el servicio sera suspendido. En su caso, para su reactivacion, "EL CLIENTE" debera cubrir previamente los adeudos, intereses moratorios y cargos por reconexion.

     Cuando "EL CLIENTE" deje de cubrir mas de una (1) mensualidad, "SATMEX" podra asignar la capacidad a otro interesado.

     Las partes convienen en que cada una de ellas pagara los impuestos y derechos que se generen a su cargo, de acuerdo con los ordenamientos legales vigentes en sus respectivos paises.

DECIMO TERCERA. - Los intereses moratorios seran calculados con base en la tasa que resulte de la suma de trest (3) veces la Prime Rate, emitida por el Citibank de Nuerva York, en proporcion a los dias de atraso en el pago, dividido entre doce (12) meses, sobra saldos insolutos de las cantidades adeudadas mensualmente.

     Dichos intereses se aplicarian a partir del dia siguiente de la fecha de vencimiento del pago hasta que el mismo se reciba por "SATMEX".

DECIMO  CUARTA.  -  "SATMEX",  unicamente  sera  responsable,  para  efectos  de compensaciones, por las interrupciones del servicio en la parte correspondiente al segmento espacial, instalaciones o equipos de su propiedad, excepto por las causas establecidas en la CLAUSULA VIGESIMO PRIMERA.

     En caso de interrupcion en el suministro del servicio, "EL CLIENTE" debera informarlo de inmediato al Centro de Control Satelital de "SATMEX", con la finalidad de que se determine la causa, se corrija la falla y se restablezca el servicio; asimismo, debera notificar por escrito a "SATMEX", para que, en su caso y con base en el informe tecnico del Centro de Control, se le haga la compensacion correspondiente, de acuerdo con lo establecido en el anexo I.

     "SATMEX" podra interrumpir el servicio, cuando sea necesario dar mantenimiento a sus instalaciones o equipos, entre otros, en coordinacion con "EL CLIENTE" sin que este tenga derecho a compensacion alguna. En cualquier caso, "SATMEX" procurara que dichas interrupciones ocasionen el menor perjuicio posible a "EL CLIENTE".

     "SATMEX" no estara obligado a otorgar compensaciones por las interrupciones en el servicio derivadas de la operacion de las estaciones terrenas a TRAVES de las cuales se proporcione el servicio, que no esten autorizadas o aprobadas tecnicamente y que causen interferencias.

DECIMO QUINTA. - La vigencia del presente contrato sera de tres (3) anos, contados a partir de la fecha de su firma. La vigencia de la capacidad satelital adicional se especificara en los anexos respectivos.

DECIMO SEXTA. - "SATMEX" podra dar por terminado en cualquier tiempo, el presente contrato o cualquiera de los anexos de Capacidad Satelital Adicional sin responsabilidad se su parte, por causes justificadas o por razones debidamente motivadas y fundadas, dando aviso a "EL CLIENTE" con treinta (30) dias habiles de anticipacion.


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     "EL  CLIENTE"  podra  cancelar  parte  de la  capacidad  establecida  en la clausula primera o en cualesquiera de los anexos de capacidad adicional o dar por terminado el presente contrato o cualquiera de los anexos antes del termino de la vigencia respectiva, notificandolo a "SATMEX" por escrito cuando menos con treinta (30) dias habiles de anticipacion. La fecha de cancelacion o terminacion, debera estar referida a mes calendario (ultimo dia del mes) y para tal efecto, "EL CLIENTE" debera pagar a "SATMEX" en una sola exhibicion y antes de que transcurra la fecha notificada por "EL CLIENTE", el monto resultante de la diferencia entre lo efectivamente pagado y la tarifa que corresponda mensualmente a contratos a un (1) ano, por cada mes en que se haya proporcionada el servicio; adicionalmente pagara en la misma fecha la cantidad que resulte mayor de:

a) - El veinte por ciento (20%) del total de pagos pendientes de devengar desde la fecha de terminacion anticipada de este contrato hasta el final de su vigencia originalmente pactada. En caso de que la notificacion se de durante el ultimo tercio de la vigencia originalmente pactada, el porcentaje se reducira al quince por ciento (15%), o bien

b) - La tarifa que corresponda mensualmente a contratos a un (1) ano, por cada mes que reste para concluir el periodo originalmente contratado, sin exceder de doce (12) meses.

     En el supuesto de cancelacion parcial el pago citado se aplicara a la capacidad afectada.

     La cancelacion o terminacion anticipada de un servicio, no libera a "EL CLIENTE" de adeudos anteriores ni de intereses moratorios.

     "SATMEX" se reserva el derecho de asignar, a otro interesado, la capacidad satelital liberada, por cancelacion o terminacion anticipada, a partir del siguiente dia de la fecha de terminacion o cancelacion.

DECIMO SEPTIMA. - "SATMEX", podra rescindir el presente contrato o cualesquiera de los anexos del mismo por alguna de las siguientes causas:

     I.- Por cualquier tipo de transmision de los derechos y/o obligaciones derivados del presente contrato, que "EL CLIENTE" haga a terceros, sin contar con la autorizacion previa y por escrito de "SATMEX".

     II.- Poque "EL CLIENTE" deje de pagar mas de una (1) factura mensual del servicio o por tres (3) suspensiones del mismo en el termino de un (1) ano.

     III.- Por no ajustarse a los parametros de acceso al SATELITE que le senale "SATMEX".

     IV.- Porque "EL CLIENTE" no otorgue en tiempo y forma la garantia a que alude la CLAUSULA DECIMO PRIMERA.

     V.- Por disolucion o liquidacion de "EL CLIENTE" o por ser declarado en quiebra o suspension de pagos, o por encontrarse en cualesquiera de los casos previstos en el articulo 2 [degrees] de La Ley de Quiebras y Suspension de Pagos.

     VI.- Porque "EL CLIENTE" no acepte la reubicacion que "SATMEX" le asigne sobre la ubicacion en sus satelites.

     VII.- En general, porque "EL CLIENTE" no cumpla con cualesquiera de las obligaciones derivadas del presente contrato, asi como de sus anexos.

DECIMO OCTAVA. - Si "SATMEX"  considera que "EL CLIENTE" has incurrido en alguna de las causas de rescision consignadas en la clausula precedente, lo comunicara por escrito a este para que, en un plazo que no exceda de quince
     (15) dias habiles, exponga lo que a su derecho convenga respecto del incumplimiento de su obligacion. Si transcurrido dicho plaza "EL CLIENTE" no hace manifestacion alguna en su defensa, o si despues, de analizar las razones aducidas por este, "SATMEX" estima que las mismas no son satisfactorias, este ultimo emitira la resolucion que proceda.


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     En caso de que  "SATMEX"  rescinda el presente  contrato,  "EL  CLIENTE" se obliga a realizar el pago establecido en la CLAUSULA DECIMO SEXTA.

DECIMO NOVENA.- "SATMEX" tendra la opcion de aplicar a "EL CLIENTE" penas convencionales adicionales a las senaladas en la CLAUSULA DECIMO SEXTA, cuando este no cumpla con cualesquiera de las obligaciones contenidas en este contrato, mismas que no podran exceder del diez por ciento (10%) del cobro total de cada mes, o solicitar a "EL CLIENTE" por el incumplimiento de dichas obligaciones, el pago por los danos y perjuicios que se le ocasionen a "SATMEX".

VIGESIMA. - El presente contrato no le confiere a "EL CLIENTE" ningun derecho de utilizacion de marcas, patentes, nombre comercial o derechos de autor propiedad de "SATMEX".

     "SATMEX" no sera responsable de los danos y perjuicios causados a terceros por violacion de patentes, marcas y derechos de autor o por la informacion
     o actualizacion de las mismas que "EL CLIENTE" utilice.

VIGESIMO PRIMERA. - "SATMEX" no incurrira en responsabilidad alguna por danos y perjuicios sufridos por "EL CLIENTE" o terceras personas, de forma especifica mas no limitativa, por el atraso en la entrega, funcionamiento deficiente o fallas que se legaran a presentar en el segmento espacial objeto del presente contrato, asi como por interrupciones del servicio en la parte correspondiente al segmento espacial o equipos de su propiedad, derivados de caso fortuito o fuerza mayor.

VIGESIMO SEGUNDA. Las partes intervinientes en el presente contrato, se obligan a conservar toda la informacion y documentacion intercambiada entre las mismas, en virtud del cumplimiento y ejecucion del presente contrato, como estrictamente confidencial, excepto: (i) si la misma es solicitad por autoridad judicial o administrativa y/o (ii) si dicha informacion se considera del conocimiento publico.

     Las partes podran utilizar la informacion confidencial unicamente mediante consentimiento previo y por escrito de la otra.

VIGESIMO TERCERA. - El presente contrato unicamente ampara el servicio prestado por "SATMEX", comprometiendose "EL CLIENTE" a obtener por su cuenta autorizacion o permiso cuyo otorgamiento sea facultad de las Dependencias del Gobiemo Federal Mexicano o de los entes regulatorios correspondientes en donde se encuentre(n) ubicada(s) la(s) estacion(es) terrena(s).

VIGESIMO CUARTA. - En caso de controversia sobre el cumplimiento, contenido, interpretacion y alcance de las obligaciones en este contracto, asi como para todo aquello que no este expresamente estipulado en el mismo, las partes se someten a lo senalado en el ordenamiento civil vigente para el Distrito Federal y a la jurisdiccion y competencia de los Tribunales Federales de la Ciudad de Mexico, renunciando al fuero que pudiera corresponderles en razon de su domicilio presente, futuro o por cualquier otra causa.

El presente contrato se firma por duplicado, quedando un tanto en poder de cada una de las partes, en la Ciudad de Mexico, el dia quince del mes de febrero de mil novecientos noventa y nueve.

      Por "SATMEX"                                POR "EL CLIENTE"


/s/Ing. Lauro Gonzalez Moreno                /s/ Sr. Roger William Kent
 ING. LAURO GONZALEZ MORENO                    SR. ROGER WILLIAM KENT
     DIRECTOR GENERAL                            DIRECTOR GENERAL

[SATMEX logo]

                                                                        ANEXO I.

                                                                Cliente: VITACOM
                                                                     CORPORATION
                                                              Contrato No. 159-I

                        SATELITES MEXICANOS, S.A. DE C.V.

  CONDICIONES GENERALES DE SUMINISTRO DEL SERVICIO PERMANENTE DE CONDUCCION DE
       SENALES POR SATELITE A TRAVES DEL SISTEMA DE SATELITES MEXICANOS.

Conforme a estas condiciones Satelites Mexicanos, S.A. de C.V., en adelante SATMEX, prestara el servicio a traves de los satelites que tiene Concesionados por el Gobiemo Federal Mexicano.

CAPITULO I.
DISPOSICIONES GENERALES.

ARTICULO 1o.  El presente  documento tiene por objeto establecer las condiciones generales que regiran al servicio suministrado por SATMEX.

ARTICULO 2o.  El servicio que proporcionara SATMEX,  consistira en la conduccion de senales por satelite en las bandas C y Ku del Sistema de Satelites Mexicanos, con apego a lo dispuesto en su Titulo de Concesion, en la Ley Federal de Telecomunicaciones, en el
              Reglamento de Comunicacion Via Satelite, en la Ley Federal de Radio y Television y su Reglamento, en la Constitucion y Convenio de la UIT, en el Reglamento de las Telecomunicaciones Internacionales, en los Tratados Internacionales que en la materia hayan sido aprobados por el Senado de la Republica y demas disposiciones administrativas en la materia.

ARTICULO 3o.  Las  definiciones  do  los  termions  tecnicos  utitizados  en los contratos, convenios o acuerdos, deberan entenderse conforme a las definiciones contenidas en los documentos ya senalados en el articulo 2o. anterior, por las definiciones que en su caso emitan los Sectores de Normalizacion de las Telecomunicaciones, de Radiocomunicaciones y de Desarrollo de las Telecomunicaciones de la UIT, asi como, por el Glosario de Terminos utilizados en las Telecomunicaciones que edite la Secretaria de Comunicaciones y Transportes a traves de la Comision Federal de Telecomunicaciones y/o Telecomunicaciones de Mexico.

ARTICULO 4o.  SATMEX  proporcionara el servicio, a los clientes que lo requieran para establecer enlaces de comunicaciones en territorio nacional o en el extranjero. Sera responsabilidad de los clientes contar con las concesiones, permisos o autorizaciones necesarios del Gobiemo Federal Mexicano o de las autoridades en la materia de cada pais por enlazar.

CAPITULO IL
DEL SUMINISTRO.

ARTICULO 5o.  El servicio  permanente se proporcionara con base a dos categorias de acuerdo a su prioridad de continuidad en caso de contingencia o talla parcial o total del SATELITE asignado, a saber:

              SERVICIO NO INTERRUMPIBLE. - Es el servicio cuyo transpondedor cuenta con amplificadores de respaldo y no se interrumpe para dar prioridad a un servicio protegido, pero no cuenta, en caso de faila, con proteccion inmediata en otro transpondedor o satelite.

              SERVICIO INTERRUMPIBLE.-Es el servicio sujeto a requerirse en cualquier momento por estar destinado a dar proteccion inmediata a un servicio protegido e inclusive a un servicio no interrumpible, por considerarse estos prioritarios. En su operacion normal, el transpondedor cuenta con amplificadores de respaldo.

              El Servicio protegido se proporciona exclusivamente para la reserva de capacidad satelital del Estado.

              Cada categoria del servicio permanente tiene una tarifa diferente, la cual se define en el Manual Tarifario y Anexo Tecnico (anexo li del contrato respectivo).

              El cliente, al solicitar el servicio, indicara a SATMEX la banda y la categoria de servicio que desea contratar sin embargo, cada categoria de servicio estara sujeta a la disponibilidad de la capacidad de segmento espacial destinada a cada una de ellas al momento de contratar. SATMEX indicara a los futuros clientes la disponibilidad del segmento especial por categoria, sus precios y condiciones en la prestacion del servicio.

              El segmento especial destinado a servicios de seguridad nacional y de beneficio social, tienen maxima prioridad sobre cualquier categoria de servicio, en caso de contingencia, por lo que es considerado un SERVICIO PROTEGIDO.

ARTICULO 6o.  El segmento  especial a traves del cual se proporcione el servicio se asignara con base en las portadoras de informacion y transmision para velocidades integradas estandarizadas, por transpondedores completos o por tracciones de ancho de banda y/o potencia de transpondedor, medidos en megahertz (Mhz) y decibeles watt (dBw), respectivamente.

ARTICULO 7o.  El cliente, al contratar el servicio,  debera entregar una memoria tecnica descriptiva de la red, de su topologia, de las estaciones terrenas y sus equipos, de la tecnica de acceso al satelite, la capacidad requerida y calculo de enlace para cada portadora, conforme al formato que se le entregara previamente por SATMEX. Asimismo, SATMEX proporcionara un manual tecnico de los satelites a su cargo, con la informacion tecnica, coberturas, parametros de transpondedores, de sitios, etcetera, necesarios para que el cliente desarrolle su proyecto de red y realice los calculos de diametros de antena y de enlace.

ARTICULO 8o.  SATMEX,  con base en la capacidad  solicitada  y a la  informacion tenica presentada por el cliente, asignara el satelite, transpondedor, las frecuencias de transmision y recepcion, polarizacion y sus parametros de operacion, tales como modulacion, correccion de error en avance (fec), ancho de banda (Mhz), potencias de estacion terrena y de satelite (dBw), para cada portadora contratada.

              Los sintetizadores de frecuencia de las estaciones terrenas del cliente, deberan ser agiles y para pasos de kilohertz. No se recomienda la operacion de equipos para frecuencias ajustables por cristales o con limitaciones de sintonia, pues esto impide la reubicacion del servicio en case de interferencias y tambien podria redundar en mayoras consumos de ancho de banda con cargo al cliente.

ARTICULO 9o.  Los  responsables  tecnicos  designados por el cliente para operar las estaciones terrenas de su red satelital, no deberian exceder los parametros nominales de acceso al satelite asignados a cada portadora. El personal del Centro de Control Satelital Primario o Alterno de SATMEX, al detectar excesos, coordinara de inmediato con el responsable de la estacion terrea o de la red, las correcciones que sean necesarias. En caso de que el cliente no realice las correcciones necesarias, este se hara acreedor a sanciones economicas por el uso de potencia o ancho de banda en exceso, o bien, por danos causados a otros clientes.

              La sancion economica sera por resultante de aplicar la tarifa mas alta para el ancho de banda y/o potencia afectados y ademas, en su caso, los montos de las compensaciones economicas que SATMEX cubra al cliente(s) afectado(s). El pago de las sanciones economicas no implica autorizacion para continuar operando el servicio fuera de los parametros de acceso al satelite asignados.

              Si el cliente, por confiabilidad en su(s) enlace(s) requiere operar con mayor nivel de potencia del satelite, lo puede solicitar a SATMEX (con calculos de enlace) para que, si existe la posibilidad, se lo autorice, aplicando los ajustes correspondientes en la factura.

              El cliente incluira en la memoria tecnica de su red satelital, para cada une de las estaciones terrenas que accesen a los satelites a cargo de SATMEX, el(los) domicilio(s), responsables tecnicos, numero(s) de telefono(s) y fax.

ARTICULO 10o. Los  clientes,   previamente  al  accesar  al  satelite,  deberian
              coordinar con el Centro de Control Satelital Primario o Alterno, las pruebas tecnicas necesarias de sus estaciones terrenas, de acuerdo al procedimiento y protocolo establecidos por SATMEX.

ARTICULO 11o. Las  estaciones  terrenas  que  no  cumplan  con  las  pruebas  de aislamiento, patron de radiacion u otro parametro que afecte o pueda afectar obras senales o satelites, no podran ser autorizadas a operar con los satelites sino hasta su correccion, sin que esto implique responsabilidad a para SATMEX.

              Asimismo,  si  una  estacion  terrena  ya  aprobada,   durante  su
              operacion produce interferencias a otras senales, esta debera suspender su acceso al satelite hasta su total correccion. En este caso el cliente debera dar todas las facilidades para que el Centro de Control Primario o Alterno le asista para eliminar las interferencias.

              En caso de que el(los) responsable(s) de la estacion(es) terrena(s) a traves de la(s) cual(es) se cursa el servicio no atienda(n) oportunamente las indicaciones del Centro de Control Satelital Primario o Alterno de SATMEX, para realizar la correccion o desactivacion de la estacion terrena que este produciendo la interferencia, el cliente pagara a SATMEX una multa equivalente al uno por ciento (1%) de su tarifa mensual por cada hora o fraccion por la demora, ademas de que debera paga a SATMEX el equivalente de las compensaciones que esta tuviera que pagar a otros clientes, como consecuencia de dicha interferencia.

              El cliente se compromete a vigilar el estado operativo de las estaciones terrenas y que estas no produzcan interferencias a sus propias senales, a senales de otros clientas o a otros satelites.

ARTICULO 12o. Cuando  un  cliente   sea   afectado   en  sus   senales  por  una
              interferencia de origen desconocido o no determinado que no permita su correccion inmediata, este tendra la opcion de ser reubicado de inmediato a un espacio libre para dar continuidad a sus comunicaciones.

              Esto debera ser reportado de inmediato a las areas de monitoreo del Centro de Control Satelital Primario o Alterno de SATMEX, para que en coordinacion con el area de asignaciones, atienda y apoye en las actividades de reubicacion. En su caso, SATMEX comunicara al cliente las nuevas frecuencias y parametros de operacion, ya sea de caracter temporal o definitivo.

              Los  gastos  que  implique  el  realizar  las   reubicaciones   de
              frecuencia en las estaciones terrenas, seran por cuenta del cliente.

ARTICULO 13o. Cualquier modificacion en el servicio o cambio de ubicacion de las estaciones terrenas, debera solicitarse a SATMEX con no menos de treinta (30) dias habiles de anticipacion, debiendo incluir el complemento de la memoria tecnica y los calculos de enlace para las portadoras modificadas o nuevos sitios.

              El cliente no debera realizar modificaciones en el servicio, sin la coordinacion previa con SATMEX.

CAPITULO III.
DE LA CONTRATACION.

ARTICULO 14o. Para  contratar  el  servicio,  los  clientes  deberan  contar con concesion de red publica o permiso, de los previstos en los articulos 24 y 31 de la Ley Federal de Telecomunicaciones, respectivamente y conforme a lo establecido en el Reglamento de Comunicacion Via Satelite. La obtencion de estos, ante las autoridades correspondientes, sera por cuenta del cliente. Una copia de este documento debera ser presentada a SATMEX para que se incorpore al contrato de servicio como anexo.

ARTICULO 15o. Los derechos y obligaciones derivados de los contratos, podran ser cedidos a terceros por el cliente, previa autorizacion, expresa y por escrito de SATMEX. Para tal efecto, al interesado debera suscribir y requisitar el contrato que corresponda.

CAPITULO IV.
FACTURACION.

ARTICULO 16o. Las  cantidades  que  resulten  de aplicar  la tarifa al  servicio contratado se haran del conocimiento de los clientes mensualmente en monto, forma, lugar y facha de pago, mediante una factura oficial que debera mostrar el registro de pago en el banco. Dicha factura, con un anexo que desglose los cargos aplicados, se enviara al domicilio del cliente, declarado por este en el contrato, o en el adendum respectivo.

ARTICULO 17o. La  cantidad  que senale la factura  mensual  por  concepto de los servicios suministrados, sera el resultado de aplicar las cuotas de la tarifa correspondiente a la clase de servicio que se contrate, de conformidad con lo previsto en el anexo II del presente contrato.

ARTICULO 18o. Cuando la magnitud de algunos de los  conceptos que sirven de base para la aplicacion de las cuotas de las tarifas, arroje fracciones mayores a las establecidas en la tarifa, estos se convertiran a valores de unidad, decimal o centesimal, elevandolas al numero inmediato superior, segun corresponda.

ARTICULO 19o. Las  facturas  por   concepto  de  la   prestacion   de  servicios
              permanentes, se formularan por periodos que correspondan a un mes calendario, excepto cuando el inicio del servicio ocurra en un dia intermedio del mes, en cuyo caso la factura inicial se formulara por el monto correspondiente al numero de dias faltantes para concluir dicho mes en que se proporcione el servicio.

CAPITULO V.
DE LOS PAGOS.

ARTICULO 20o. SATMEX  entregara  al cliente un manual que contiene las tarifas y sus disposiciones generales registradas ante la Secretaria de Comunicaciones y Transportes, que deben aplicarse a los diversos servicios a su cargo.

ARTICULO 21o. Los  clientes  efectuaran  los pagos a SATMEX,  por concepto de la prestacion de servicios por satelite a su cargo en las instituciones bancarias autorizadas por SATMEX. Los servicios deberan liquidarse a mas tardar en la fecha limite indicada en la factura del mes en el que se proporcione el servicio.

              Los clientes residentes en el extranjero, deberan cubrir los pagos de sus facturas en el plazo que se indica en el parrafo anterior del presente articulo y en la misma moneda en que esten presentados dichos documentos, mediante transferencia bancaria a:

              BANCO CITIBANK, N.A., 111 WALL STREET,
              10043, NEW YORK, N.Y.
              No. DE CUENTA: 36184091
              BENEFICIARIO: SATELITES MEXICANOS, S.A. DE C.V.
              No. DE ABA: 021000089.

CAPITULO VI.
DE LAS COMPENSACIONES.

ARTICULO 22o. SATMEX,    unicamente   sera   responsable,    para   efectos   de
              compensaciones, por las interrupciones del servicio en la parte correspondiente al segmento espacial o equipos de su propiedad, excepto por causas de fuerza mayor o caso fortuito.

              SATMEX, en ningun caso, tendra responsabilidad economica por danos y perjuicios que ocasionen las interrupciones del servicio al cliente o a terceros.

ARTICULO 23o. SATMEX  no  estara  obligado  a  otorgar  compensaciones  por  las interrupciones en el servicio derivadas de la operacion de la(s) estacion(es) terrena(s), no autorizada(s) o no aprobada(s)
              tecnicamente que causen interferencias, asi como por la suspension, parcial o total, de un servicio interrumpible por brindar proteccion inmediata a un servicio protegido o no interrumpible, los cuales tienen prioridad sobre este.

ARTICULO 24o. En caso de interrupcion en el suministro del servicio,  el cliente debera informarlo de inmediato al Centro de Control Satelital de SATMEX, con la finalidad de que se determine la causa, sea corregida la falla y se restablezca el servicio. Asimismo, se obliga a notificar por escrito a SATMEX, para que, en su caso y con base en el informe tecnico del Centro de Control, se le haga la compensacion correspondiente.

              Las compensaciones se tomaran en cuenta a partir de la fecha en la que el Centro de Control Satelital de SATMEX emita el reporte de confirmacion de las causes que originaron la interrupcion.

ARTICULO 25o. Las  interrupciones  en el suministro  del servicio,  imputables a
              SATMEX, seran compensadas de la siguiente manera:

              I.- Unicamente seran compensadas las interrupciones de tres (3) horas continuas. La compensacion sera igual a la octava parte de la facturacion correspondiente a un (1) dia. La fraccion de hora se computara como hora completa.

              II.- SATMEX, no tomara en consideracion las peticiones de compensacion cuando la interrupcion se deba a la negligencia del cliente, o a una averia de los aparatos y equipos que no sean propiedad de SATMEX y cuya conservacion y operacion no le correspondan.

              III.- Las compensaciones, cuando procedan, se acreditaran al cliente en la cuenta a pagar del segundo y tercer mes subsecuentes al mes en que ocurrio la interrupcion.

              IV.- Las devoluciones solo procedan en los casos en que no sea posible aplicar las compensaciones a ostros periodos o servicios del cliente.

       POR "SATMEX"                             POR "EL CLIENTE"

/s/ Ing. Lauro Gonzalez Moreno             /s/ Sr. Roger William Kent
ING. LAURO GONZALEZ MORENO                     SR. ROGER WILLIAM KENT
     DIRECTOR GENERAL                              DIRECTOR GENERAL

[SATMEX logo]

                                    ANEXO II

                                 DATOS GENERALES

CLIENTE:     VITACOM CORPORATION
DOMICILIO:   1890 NORTH SHORELINE BOULEVARD
CIUDAD:      MONTAIN VIEW, CALIFORNIA                C.P.:           94043
CONTRATO:    159-I   FECHA:  15 DE FEBRERO DE 1999   PERIODO DE VIGENCIA: 3 ANOS
REP. LEGAL:  SR. ROGER WILLIAM KENT

                    INFORMACION TECNICA DE CAPACIDAD ASIGNADA

TOPOLOGIA DE RED: PUNTO-PUNTO ANCHO DE BANDA: 27.00 MHz DEL 15/02/99 AL 31/07/99
                                              36.00 MHz DEL 01/08/99 AL 14/02/02
EXPLOTACION:      RED PRIVADA       POTENCIA DEL TRANSPONDEDOR:        100%
SATELITE:         SATMEX 5 BANDA: C CATEGORIA DEL SERVICIO:   NO INTERRUMPIBLE
POSICION ORB:              TRANSPONDEDOR: 5C
REGION:  CONTINENTAL       POLARIZACION: H/V
TELEPUERTO(S): MONTAIN VIEW, CALIFORNIA

                                     TARIFA

CONTRATOS A: TRES ANOS ANOS                 CARGO MENSUAL
                                            DEL 15/02/99 AL 31/07/99 $114,356.00
                                            DOLARES AMERICANOS
                                            DEL 01/08/99 AL 14/12/02 $138,254.00
                                            DOLARES AMERICANOS

INICIO DE PERIODO: 15 DE FEBRERO DE 1999   FIN DE PERIODO: 14 DE FEBRERO DE 2002

OBSERVACIONES:

     "SATMEX" CONTARA CON UN PLAZO HASTA EL 1 DE ABRIL DE 1999 PARA MODIFICAR LA POSICION ORBITAL DEL SATELITE SATMEX5, POR LO QUE EN EL SUPUESLO DE QUE "SATMEX" TOME ESTA DECISION, "EL CLIENTE" SE OBLIGA A REALIZAR LOS CAMBIOS NECESARIOS REQUERIDOS POR "SATMEX" PARA CONTINUAR CON LA PRESTACION DEL SERVICIO.

FECHA: MEXICO, D.F., A 15 DE FEBRERO DE 1999

        POR "SATMEX"                                POR "EL CLIENTE"

/s/ Ing. Lauro Gonzalez Moreno                   /s/ Roger William Kent
ING. LAURO GONZALEZ MORENO                      SR. ROGER WILLIAM KENT
     DIRECTOR GENERAL                                DIRECTOR GENERAL